LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



COLLECTION PERIOD:       AUGUST 1-31, 2003                             PAYMENT DATE:   SEP 15 2003
DETERMINATION DATE:      SEP 09 2003                                   REPORT BRANCH:  2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                    TOTAL       CLASS A-1       CLASS A-2       CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                 100.00%         18.20%          26.00%         27.20%         25.60%          97.00%         3.00%
Original Pool Balance      250,000,000.00  45,500,000.00   65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total         250,000,000.00  45,500,000.00   65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                14,124
Class Pass Through Rates                         1.2875%         1.4910%        2.0210%        2.7730%                       8.5000%
Senior Strip                     0.25000%
Servicing Fee Rate               2.20000%
Indenture Trustee Fee            0.00350%
Custodian Fee                    0.02000%
Backup Servicer Fee              0.02150%
Insurance Premium Fee            0.35000%

Initial Weighted Average
   APR                          12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate        0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio          12.65780%
Initial Weighted Average
   Remaining Term                   64.00
Initial Weighted Average
   Original Term                    68.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                      TOTAL        CLASS A-1      CLASS A-2      CLASS A-3     CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          215,547,795.09  12,081,361.24  65,000,000.00  68,000,000.00  64,000,000.00  209,081,361.24  6,466,433.85
Total Note Balance          215,236,040.19  12,081,361.24  65,000,000.00  68,000,000.00  64,000,000.00  209,081,361.24  6,154,678.95

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
   Closed Contracts                    365
Number of Reopened Loans                 0
Number of Contracts - EOP           12,449
Total Pool Balance - EOP    208,353,495.24   5,102,890.39  65,000,000.00  68,000,000.00  64,000,000.00  202,102,890.39  6,250,604.85
Total Note Balance - EOP    206,733,254.18   5,102,890.39  65,000,000.00  68,000,000.00  64,000,000.00  202,102,890.39  4,630,363.79

Class Collateral Pool Factors   0.82693302     0.11215144     1.00000000     1.00000000     1.00000000                    0.61738184

Weighted Average APR of
   Remaining Portfolio           12.63049%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                       0.00026%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio        12.63023%
Weighted Average
   Remaining Term                    58.65
Weighted Average
   Original Term                     68.30


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                          CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                                   2,687,480.08
   Interest                                                    2,159,514.04
Early Payoffs:
   Principal Collected                                         3,223,479.38
   Early Payoff Excess Servicing Compensation                        238.40
   Early Payoff Principal Net of Rule of 78s Adj.              3,223,240.98           284
   Interest                                                       30,755.26
Liquidated Receivable:
   Principal Collected                                            34,347.70
   Liquidated Receivable Excess Servicing Compensation                 0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.        34,347.70            75
   Interest                                                         (223.30)
Cram Down Loss:
   Principal                                                           0.00
Purchase Amount:
   Principal                                                     113,757.58             6
   Interest                                                        1,405.00
                         Total Principal                       6,058,826.34
                         Total Interest                        2,191,451.00
                         Total Principal and Interest          8,250,277.34
Recoveries                                                       431,192.10
Excess Servicing Compensation                                        238.40
Late Fees & Miscellaneous Fees                                    44,734.81
Collection Account Customer Cash                               8,726,442.65
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                               5,165.63
Servicer Simple Interest Shortfall or (Excess)                    35,424.52
Simple Interest Excess to Spread Account                               0.00
Available Funds                                                8,767,032.80


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                          AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  8,767,032.80
Monthly Dealer Participation Fee                                      31.80       8,767,001.00           0.00
Prior Unpaid Dealer Participation Fee                                  0.00       8,767,001.00
Servicing Fees:
   Current Month Servicing Fee                                   395,170.96
   Prior Period Unpaid Servicing Fee                                   0.00
   Late Fees & Miscellaneous Fees                                 44,734.81
   Excess Servicing Compensation                                     238.40
        Total Servicing Fees:                                    440,144.17       8,326,856.83           0.00
Senior Strip:                                                     44,905.79       8,281,951.04           0.00
Certificate Insurer:                          Premium             60,982.07       8,220,968.97           0.00
Indenture Trustee Fee                                                627.77       8,220,341.20           0.00
Custodian Fee                                                      3,592.46       8,216,748.74           0.00
Backup Servicer Fee                                                3,861.90       8,212,886.84           0.00
Prior Unpaid Certificate Insurer Premium                               0.00       8,212,886.84           0.00
Prior Unpaid Indenture Trustee Fee                                     0.00       8,212,886.84           0.00
Prior Unpaid Custodian Fee                                             0.00       8,212,886.84           0.00
Prior Unpaid Backup Servicing Fee                                      0.00       8,212,886.84           0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                 AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:   Current Month                       13,394.37           8,199,492.47           0.00
                           Prior Carryover Shortfall                0.00           8,199,492.47
Class A-2 Note Interest:   Current Month                       80,762.50           8,118,729.97           0.00
                           Prior Carryover Shortfall                0.00           8,118,729.97
Class A-3 Note Interest:   Current Month                      114,523.33           8,004,206.64           0.00
                           Prior Carryover Shortfall                0.00           8,004,206.64
Class A-4 Note Interest:   Current Month                      147,893.33           7,856,313.31           0.00
                           Prior Carryover Shortfall                0.00           7,856,313.31
Class A-1 Note Principal:  Current Month                    6,978,470.85             877,842.46           0.00
                           Prior Carryover Shortfall                0.00             877,842.46
Class A-2 Note Principal:  Current Month                            0.00             877,842.46           0.00
                           Prior Carryover Shortfall                0.00             877,842.46
Class A-3 Note Principal:  Current Month                            0.00             877,842.46           0.00
                           Prior Carryover Shortfall                0.00             877,842.46
Class A-4 Note Principal:  Current Month                            0.00             877,842.46           0.00
                           Prior Carryover Shortfall                0.00             877,842.46
Certificate Insurer:       Reimbursement Obligations                0.00             877,842.46           0.00

Expenses:                  Trust Collateral Agent               7,500.00             870,342.46           0.00
                           Indenture Trustee                        0.00             870,342.46           0.00
                           Custodian                                0.00             870,342.46           0.00
                           Backup Servicer                          0.00             870,342.46           0.00
Senior Strip Allocation                                             0.00             870,342.46
Class B Note Interest:     Current Month                       43,595.64             871,652.61           0.00
                           Prior Carryover Shortfall                0.00             871,652.61
Distribution to the Class B Reserve Account                    44,905.79             826,746.82
Distribution (from) the Class B Reserve Account                     0.00             826,746.82
Distribution to (from) the Spread Account                     826,746.82                   0.00



------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance            1,169,821.21
   Liquidation Principal Proceeds                            34,347.70
   Principal Loss                                         1,135,473.51
   Prior Month Cumulative Principal Loss LTD              3,011,603.39
   Cumulative Principal Loss LTD                          4,147,076.90


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY STATUS:         # OF CONTRACTS       AMOUNT     % OF TOTAL POOL BALANCE
Current                           9,227     158,267,776.65          75.96%
1-29 Days                         2,923      46,342,475.38          22.24%
30-59 Days                          154       1,891,156.04           0.91%
60-89 Days                           73         946,144.08           0.45%
90-119 Days                          44         513,110.19           0.25%
120 Days or More                     28         392,832.90           0.19%
Total                            12,449     208,353,495.24         100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                              Trigger      Trigger     Event of Default    Event of
                            Current Month    Threshold      Event        Threshold         Default
Average Delinquency Ratio      1.13223%        6.00%         NO            8.00%              NO
Cumulative Default Rate         2.13%          4.84%         NO            6.05%              NO
Cumulative Loss Rate            1.00%          2.42%         NO            3.33%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

-------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                            CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                # OF CONTRACTS       AMOUNT*                                       # OF CONTRACTS     AMOUNT*
     Prior Month Inventory           39            680,581.18              Prior Month Inventory         11         218,859.23
               Repurchased            0                  0.00                        Repurchased          0               0.00
Adj. Prior Month Inventory           39            680,581.18     Adjusted Prior Month Inventory         11         218,859.23
       Current Month Repos           41            736,241.69                Current Month Repos         49         858,376.14
 Repos Actually Liquidated           39            680,581.18       Repos from Trust Liquidation          0               0.00
          Repos Liquidated                                             Repos Actually Liquidated         47         804,067.14
            at 60+ or 150+            0                  0.00
             Dealer Payoff            0                  0.00                      Dealer Payoff          0               0.00
          Redeemed / Cured            1             14,775.18                   Redeemed / Cured          0               0.00
           Purchased Repos            0                  0.00                    Purchased Repos          0               0.00
   Current Month Inventory           40            721,466.51            Current Month Inventory         13         273,168.23

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                              # OF CONTRACTS       AMOUNT
Current Month Balance                75           1,169,821.21
Cumulative Balance                  270           4,622,335.25
Current Month Proceeds                               34,124.40
Cumulative Proceeds                                 474,702.59
Current Month Recoveries                            431,192.10
Cumulative Recoveries                             1,653,622.05


                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES
                                        SALE AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:

                                              Balance           Units                     Balance          Units
Prior Month                                   21,614.43            2                     1,173.64           1.00
Current Trust Liquidation Balance                  0.00            0                         0.00           0.00
Current Monthly Principal Payments              (260.94)
Reopened Loan Due to NSF                       1,529.10            4
Current Repurchases                                0.00            0
Current Recovery Sale Proceeds                  (167.39)          (3)
Deficiency Balance of Sold Vehicles           (1,605.70)
EOP                                           21,109.50            3                     1,173.64           1.00

SPREAD ACCOUNT RECONCILIATION

                                                        REQUISITE AMOUNT:  16,668,279.62

Total Deposit                             11,125,000.00
BOP Balance                               17,243,823.61
Remaining Distribution Amount                826,746.82
Simple Interest Excess to Spread Account              -
Investment Income                             13,070.34
Current Month Draw                                    -
EOP Balance Prior to Distribution         18,083,640.77
Current Spread Account Release Amount      1,415,361.15

EOP Balance                               16,668,279.62

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                          SPECIFIED CLASS B
                                                                           RESERVE BALANCE:  1,823,093.08
Total Deposit                                             2,187,500.00
BOP Balance                                               1,886,043.21
Excess Due Class B Reserve  From Spread Account           1,415,361.15
Senior Strip                                                 44,905.79
Investment Income                                             1,098.09
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         3,347,408.24

Class B Reserve Account Release Amount                    1,524,315.16

EOP Balance                                               1,823,093.08

   Class B Principal Payment Amount                       1,524,315.16

   Distribution to Certificateholder                                 -





TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:



------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------
        UP TO MONTH      TRIGGER EVENT   EVENT OF DEFAULT   UP TO MONTH   TRIGGER EVENT   EVENT OF DEFAULT
             3                1.21%            1.82%              3            2.42%           3.93%
             6                2.42%            3.33%              6            4.84%           6.05%
             9                3.03%            4.24%              9            5.75%           7.15%
            12                4.84%            6.05%             12            9.08%          10.45%
            15                5.50%            6.88%             15           10.45%          12.65%
            18                6.60%            8.25%             18           13.20%          15.13%
            21                7.70%            9.63%             21           14.30%          17.60%
            24                8.53%           10.45%             24           15.68%          19.25%
            27                9.08%           11.28%             27           16.50%          20.63%
            30                9.90%           12.10%             30           18.15%          22.00%
            33               10.45%           12.93%             33           19.25%          23.65%
            36               11.00%           13.48%             36           20.08%          24.75%
            39               11.28%           13.75%             39           20.63%          25.30%
            42               11.55%           14.30%             42           21.45%          26.13%
            45               11.55%           14.30%             45           22.00%          26.13%
            48               11.55%           14.30%             48           22.00%          26.13%
            51               11.55%           14.30%             51           22.00%          26.13%
            54               11.55%           14.30%             54           22.00%          26.13%
            57               11.55%           14.30%             57           22.00%          26.13%
            60               11.55%           14.30%             60           22.00%          26.13%
            63               11.55%           14.30%             63           22.00%          26.13%
            66               11.55%           14.30%             66           22.00%          26.13%
            69               11.55%           14.30%             69           22.00%          26.13%
            72               11.55%           14.30%             72           22.00%          26.13%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
        UP TO MONTH                  TRIGGER EVENT  EVENT OF DEFAULT
             12                           6.00%           8.00%
             24                           7.00%           9.00%
             72                           8.00%          10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.







/s/ Marie E. Persichetti
----------------------------
Marie E. Persichetti
Vice President and Treasurer





/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller